TERMINATION LETTER

Date:  3rd January, 2008

WHEREAS:

(A) Hutchison Telecommunications International Limited ("HTIL") and Orascom Telecom Holding S.A.E. ("OTH", together with HTIL being hereinafter together referred to as the "Parties" and each a "Party") are parties to a cooperation agreement dated 21 December, 2005 (the "Cooperation Agreement"), relating, inter alia, to the achievement of commercial, operational and technological synergies and other benefits contemplated by the Cooperation Agreement, especially as regards the supply of Network Equipment (as defined therein) and services.

(B) The Parties have agreed to terminate the Cooperation Agreement pursuant to the terms and conditions of this Letter Agreement.

NOW IT IS AGREED as follows:

1. Each Party hereby irrevocably and unconditionally agrees that with effect from the execution and delivery hereof, the Cooperation Agreement shall be terminated and shall as from that time cease to be of any legal effect.

2. (a) Save and except as provided in sub-clause (b) below, each Party shall, with effect from the execution and delivery hereof, irrevocably and unconditionally release and waive all claims and/or rights which it has or may have against the other Parties under the Co-operation Agreement.

     (b) For the avoidance of doubt, the release and waiver under sub-clause (a) above is without prejudice to the Parties' obligations under Clauses 6, 9, 18 and 22 of the Co-operation Agreement which are expressed to survive this termination.

3. Each Party undertakes that it will take such action and execute or sign such further documents or agreements as may be reasonably required in order to give full effect to the terms and conditions of this Letter Agreement including, but without limitation, ensuring that this Letter Agreement is enforceable.

4. Each Party shall bear its own costs and expenses incurred in connection with the negotiation, preparation, execution and carrying into effect of this Letter Agreement.

5. This Letter Agreement may be executed in counterparts, but shall not be effective until each Party has executed and delivered one counterpart. Each counterpart shall constitute an original of this Letter Agreement but both the counterparts shall together constitute one and the same document.

6. This Letter Agreement is governed by and shall be construed in accordance with English law.

7. In the event of any dispute arising between the Parties in connection with this Letter Agreement, the Parties shall seek to resolve such dispute informally within 30 days of notice of any such dispute being served by one Party on the other Party, failing which such dispute shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce (the "Rules"), which Rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be three. Each Party shall nominate one arbitrator in accordance with the Rules. The Parties shall attempt to reach agreement on the third arbitrator, who shall act as chairman of the Arbitral Tribunal. If such agreement is not reached within 15 days of the Respondent's nomination of the second arbitrator, the third arbitrator shall be appointed by the International Chamber of Commerce in accordance with the Rules. The place of arbitration shall be London, England. The language of the arbitral proceedings shall be English.

IN WITNESS of which this Letter Agreement has been executed and has been delivered on the date which appears above.

THE COMMON SEAL of                      )
HUTCHISON TELECOMMUNICATIONS            )
INTERNATIONAL LIMITED                   )
was hereunto affixed                    )
in the presence of:                     ) /s/ Susan Chow
                                         --------------------------
                                         Name:  Susan Chow

Signature
of Witness:  /s/ Lam Sin Yu
            --------------------------
Name:       Lam Sin Yu, Bernardine
            --------------------------
Address:    Solicitor, Hong Kong SAR
            __________________________                    /s/ Edith Shih
                                                              Edith Shih
Occupation: __________________________

EXECUTED and DELIVERED         )
as a DEED by                   )
ORASCOM TELECOM                )
HOLDING S.A.E.                 )
acting by:                     )
                                --------------------------
                                Name

Signature
of Witness: ___________________________

Name:       ___________________________

Address:    ___________________________

            ___________________________

Occupation: ___________________________

7. In the event of any dispute arising between the Parties in connection with this Letter Agreement, the Parties shall seek to resolve such dispute informally within 30 days of notice of any such dispute being served by one Party on the other Party, failing which such dispute shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce (the "Rules"), which Rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be three. Each Party shall nominate one arbitrator in accordance with the Rules. The Parties shall attempt to reach agreement on the third arbitrator, who shall act as chairman of the Arbitral Tribunal. If such agreement is not reached within 15 days of the Respondent's nomination of the second arbitrator, the third arbitrator shall be appointed by the International Chamber of Commerce in accordance with the Rules. The place of arbitration shall be London, England. The language of the arbitral proceedings shall be English.

IN WITNESS of which this Letter Agreement has been executed and has been delivered on the date which appears above.

THE COMMON SEAL of                     )
HUTCHISON TELECOMMUNICATIONS           )
INTERNATIONAL LIMITED                  )
was hereunto affixed                   )                            Common Seal
in the presence of:                    )
                                        ---------------------------
                                        Name:

Signature
of Witness: ___________________________

Name:       ___________________________

Address:    ___________________________

            ___________________________

Occupation: ___________________________

EXECUTED and DELIVERED         )
as a DEED by                   )
ORASCOM TELECOM                )
HOLDINGS S.A.E.                )
acting by:                     )  /s/ Naguib Sawiris
                                ---------------------------
                                Name: Naguib Sawiris

Signature
of Witness:  /s/ Ragy Soliman
            ----------------------------------

Name:       Ragy Soliman
Address:    2005A Nile City Towers
            Cornish El Nile, Ramlet Beaulac 11221, Cairo-Egypt
Occupation: Attorney at law